Asset Purchase Agreement

                                      among

                             WellTech Eastern, Inc.,

                                Wellcorps, L.L.C.

                                       and

                                Jeff Critchfield,

                               Terra Energy, Ltd.
                                       and
                                   Brian Fries




                                December 2, 1997


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                            Asset Purchase Agreement

This Asset Purchase Agreement (this Agreement) is entered into as of December 2, 1997, among WellTech Eastern, Inc., a Delaware corporation (Buyer), Wellcorps, L.L.C., a Michigan limited liability company (Wellcorps), and Jeff Critchfield (Member-1), Terra Energy, Ltd., a Michigan corporation (Member-2), and Brian Fries (Member-3). Wellcorps is referred herein as the Seller. Member-1, Member-2, and Member-3 are referred to collectively herein as the Members and individually as a Member. The effective date of this transaction is December 2, 1997, at 7:00 a.m. (the Effective Date).

                              W I T N E S S E T H:

WHEREAS, the Seller desires to sell substantially all of its assets, and Buyer desires to acquire such assets.

NOW,   THEREFORE,   in   consideration   of  the  premises  and  of  the  mutual
representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    Article I

                           Purchase and Sale of Assets
W I T N E S S E T H: WHEREAS, the Seller desires to sell substantially all of its assets, and Buyer desires to acquire such assets.NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

Article I         Purchase and Sale of Assets

I.1 Purchase and Sale of the AssetsI.1 Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer all of the assets of the Seller existing on the Effective Date other than the Excluded Assets (defined below), whether personal, tangible or intangible, including, without limitation, the following assets of the Seller relating to or used or useful in the operation of the businesses as conducted by the Seller on and before the Effective Date (the Businesses) (all such assets being sold hereunder are referred to collectively herein as the Assets):

     (a) all tangible personal property of the Seller (such as machinery, equipment, and vehicles), including, without limitation, that which is more fully described on Schedule 1.1(a) hereto (collectively, the Tangible Personal Property);

     (b) all of the inventory of the Seller, including without limitation, that which is more fully described on Schedule 1.1(b) hereto (collectively, the Inventories);



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     (c)  all of the Sellers  intangible assets,  including without limitation,
          (i) all of the Sellers rights to the names under which it is organized or under which it currently does business, (ii) all of the Sellers rights to any patents, patent applications, trademarks and service marks (including registrations and applications therefor), trade names, and copyrights and written know-how, trade secrets, licenses and sublicenses and all other similar proprietary data and the goodwill associated therewith (collectively, the Intellectual Property) used or held in connection with the Businesses, including without limitation, that which is more fully described on Schedule 1.1(c) hereto (the Seller Intellectual Property) and (iii) the Sellers account ledgers, sales and promotional literature, computer software, books, records, files and data (including customer and supplier lists), and all other records of the Seller relating to the Assets or the Businesses, excluding the corporate minute books of the Seller (collectively, the Intangibles);

     (d) those leases and subleases relating to the Assets, as well as contracts, contract rights, and agreements relating to the Assets or the operation of the Businesses specifically listed on Schedule 1.1(d) hereto (collectively, the Contracts);

     (e) all of the permits, authorizations, certificates, approvals, registrations, variances, waivers, exemptions, rights-of-way, franchises, ordinances, orders, licenses and other rights of every kind and character (collectively, the Permits) relating principally to all or any of the Assets or to the operation of the Businesses, including, but not limited to, that which is more fully described on
          Schedule 1.1(e) hereto (collectively, the Seller Permits);

     (f)  the goodwill and going concern value of the Businesses; and

     (g) all other or additional privileges, rights, interests, properties and assets of the Seller of every kind and description and wherever located that are used in the Businesses or intended for use in the Businesses in connection with, or that are necessary for the continued conduct of, the Businesses, except for the Excluded Assets, as defined below.

The Assets shall not include the following (collectively,  the Excluded Assets):
(i) all of the Sellers accounts receivable and all other rights of the Seller to payment for services rendered by the Seller before the Effective Date; (ii) all cash accounts of the Seller and all petty cash of the Seller kept on hand for use in the Businesses; (iii) all right, title and interest of the Seller in and to all prepaid rentals, other prepaid expenses, bonds, deposits and financial assurance requirements, and other current assets relating to any of the Assets or the Businesses; (iv) all assets in possession of the Seller but owned by third parties; (v) the charter of the limited liability company, related organizational documents and minute books of the Seller; (vi) the Cash Consideration (as hereinafter defined) paid or payable by Buyer to Seller pursuant to Section 1.2 hereof, (vii) all real property, leasehold improvements, furniture, fixtures and leases and/or subleases relating to real property and
(viii) those assets listed on Schedule 1.1(h).

I.2 Consideration  for Assets

I.2 Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the covenants and agreements of the Seller and the Members contained herein:

Buyer agrees on the Effective Date to pay Seller, or the Sellers designee, in the form of a cashiers check or bank check or wire transfer of immediately available funds to an account designated by the Seller (the Cash Consideration), the following:

                           Seller:  $1,200,000


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The Cash Consideration is referred to as the Purchase Price.

I.3 LiabilitiesI.3 Liabilities. As of the Effective Date, Buyer shall assume those, and only those, liabilities and obligations of the Seller to perform the Contracts to the extent that the Contracts have not been performed and are not in default on the Effective Date (the Assumed Liabilities). On and after the Effective Date, the Seller shall be responsible for any and all other liabilities and obligations of the Seller other than the Assumed Liabilities, including, without limitation, any obligations or liabilities arising prior to the Effective Date from (i) the Sellers employment of those employees of the Seller listed on Schedule 4.2 hereto, (ii) any violations of Environmental Law (as defined in Section 2.2.10 hereof), (iii) any environmental conditions or circumstances on any property owned or leased by Seller or any property on which Seller performed services or used the Assets, and (iv) the Sellers ownership or operation of the Assets or conduct of the Businesses prior to the Effective Date (collectively, the Retained Liabilities). The Buyer shall be responsible for any and all liabilities and obligations arising with respect to the ownership and operation of the Assets from and after the Effective Date, except to the extent that such liabilities or obligations arise out of a breach by Seller or Members of any of their respective representations, warranties or covenants contained herein.

                                   Article II

                         Representations and Warranties

Article II Representations and Warranties II.1 General Representations and Warranties of the Seller and the Members. The Seller and each of the Members jointly and severally represent and warrant to Buyer as follows:

II.1.1. Organization and Good StandingII.1.1. Organization and Good Standing. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization, has full requisite power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign limited liability company authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

II.1.2. Agreement Authorized and its Effect on Other Obligations.II.1.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary action by the limited liability company or the members, and this Agreement is the valid and binding obligation of the Seller and each of the Members enforceable (subject to normal equitable principals) against each of such parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws (or other organizational documents) of the Seller or Member-2, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Seller or any of the Members is a party or by which the Seller or any of the Members or their respective properties are bound; or (iii) to the knowledge of Seller and the Members any provision of any law, rule, regulation, order, permit, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Seller or any of the Members or any of their respective properties are subject.

II.1.3. ContractsII.1.3. Contracts. Schedule 1.1(d) hereto sets forth a complete list of all contracts, including leases under which the Seller is lessor or lessee, which relate to the Assets and are to be performed in whole or in part after the Effective Date. All of the Contracts are in full force and effect, and constitute valid and binding obligations of the applicable Seller. The Seller is not in default, and to the Seller's and Members' knowledge no other party to any of the Contracts is in default, thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No Contract has been entered into on terms which could reasonably be expected to have an adverse effect on the use of the Assets by Buyer. The Seller or the Members have received no information which would cause any of such parties to conclude that any customer of the Seller will (or is likely to) cease doing business with Buyer (or its successors) as a result of the consummation of the transactions contemplated hereby. All of the Contracts are assignable (and are hereby validly assigned) to Buyer without the consent of any other party thereto, or such consent has been received.

II.1.4. Title to and Condition of AssetsII.1.4. Title to and Condition of Assets. The Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). To the knowledge of Seller and the Members all of the Assets are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any known defects except as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations. All of the Assets conform to all applicable laws governing their use. No notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller or any of the Members, except such as have been fully complied with. The term Encumbrances means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

II.1.5. Licenses and PermitsII.1.5. Licenses and Permits. Schedule 1.1(e) hereto sets forth a complete list of all Permits necessary under law or otherwise for the operation, maintenance and use of the Assets in the manner in which they are now being operated, maintained and used. Each of the Seller Permits and the Sellers rights with respect thereto is valid and subsisting, in full force and effect, and enforceable by the Seller subject to administrative powers of regulatory agencies having jurisdiction and further subject to applicable laws. The Seller is in compliance in all material respects with the terms of each of the Seller Permits. The Seller Permits have not been, or are not, to the knowledge of the Seller or any of the Members, threatened to be, revoked, canceled, suspended or modified. To the knowledge of Seller and each Member upon consummation of the transactions contemplated hereby, all of the Seller Permits shall be assignable (and are hereby assigned) to Buyer without the consent of any regulatory agency or in accordance with applicable laws. On and after the Effective Date, to the knowledge of Seller and each Member each of the Seller Permits and Buyers rights with respect thereto will be valid and subsisting in full force and effect, and enforceable by Buyer subject only to the administrative powers of regulatory agencies having jurisdiction over the assigned Seller Permits and applicable laws.

II.1.6. Intellectual Property. Schedule 1.1(c) hereto sets forth a complete list of all Intellectual Property material to or necessary for the continued conduct of the Assets.

II.1.7. Financial Statements. The Seller has delivered to Buyer copies of an unaudited financial statement of Seller, a copy of which is attached hereto as
Schedule 2.1.7 (the Seller Financial Statement), and includes an unaudited balance sheet (the Unaudited Balance Sheet) as of September 30, 1997 (the Balance Sheet Date). The Seller Financial Statement is true, correct and complete in all material respects and presents fairly and fully the financial condition of the Seller on that date and for the periods indicated thereon, as accounted for under a tax basis accounting. The Seller Financial Statement has been prepared using a tax basis for management purposes only. The account classifications have been determined to derive the best tax benefit for the Members.

II.1.8. Absence of Certain Changes and Events. Since the Balance Sheet Date, there has not been:

     (a) Financial Change. Any material adverse change in the Assets, the Businesses or the financial condition, operations, liabilities or prospects of the Seller;

     (b) Property Damage. Any material damage, destruction, or loss to any of the Assets or the Businesses (whether or not covered by insurance);

     (c) Waiver. Any waiver or release of a material right of or claim held by the Seller;

     (d) Change in Assets. Except as set forth on Schedule 2.1.8(d), any material acquisition, disposition, transfer, encumbrance, mortgage, pledge or other encumbrance of any Asset of the Seller other than in the ordinary course of business or other than the Excluded Assets;

     (e) Labor Disputes. Any material labor disputes between the Seller and its employees; or

     (f) Other Changes. Any other event or condition known to the Seller or any of the Members that particularly pertains to and has or might have a material adverse effect on the Assets, the operations of the Businesses or the financial condition or prospects of the Seller.

For the purposes of this Section 2.1.8 a change will be considered material if it has a value of $10,000, or more.

II.1.9. Necessary ConsentsII.1.9. Necessary Consents. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party in order to validly transfer the Assets hereunder, including, without limitation, any consents required to assign the Contracts and the Seller Permits.

II.1.10. Environmental MattersII.1.10. Environmental Matters. To the knowledge of Seller none of the current or past operations of any of the Businesses or any of the Assets are being or have been conducted or used in such a manner as to constitute a violation of any Environmental Law (defined below). The Seller or the Members has received no notice (whether formal or informal, written or oral) from any entity, governmental agency or individual regarding any existing, pending or threatened investigation or inquiry related to violations of any Environmental Law or regarding any claims for remedial obligations or contribution for removal costs or damages under any Environmental Law. There are no writs, injunction decrees, orders or judgments outstanding, or lawsuits, claims, proceedings or investigations pending or, to the knowledge of the Seller or any of the Members, threatened relating to the ownership, use, maintenance or operation of the Assets or the conduct of the Businesses, nor, to the knowledge of the Seller or any of the Members, is there any basis for any of the foregoing. To the knowledge of Seller, Buyer is not required to obtain any permits, licenses or similar authorizations pursuant to any Environmental Law in effect as of the Effective Date to operate and use any of the Assets for their current purposes and uses. To the knowledge of the Seller or any of the Members, the Assets include all environmental and pollution control equipment necessary for compliance with applicable Environmental Law. There are no environmental conditions or circumstances caused by Seller in whole or in part or exacerbated by Seller, including the presence or release of any Hazardous Materials, on any property on which Seller performed services or used the Assets which would result in an adverse change in the Businesses or business prospects of the Seller. The term Environmental Law means any and all laws, rules, orders, regulations, statutes, ordinances, codes, decrees, and other legally enforceable requirements (including, without limitation, common law) of the United States, or any state, regional, city, local, municipal or other governmental authority or quasi-governmental authority, regulating, relating to, or imposing environmental standards of conduct concerning protection of the environment or human health, or employee health and safety as from time to time has been or is
now  in   effect.   The  term   Hazardous   Materials   means  (x)   asbestos,
polychlorinated biphenyls, urea formaldehyde, lead based paint, radon gas, petroleum, oil, solid waste, pollutants and contaminants, and (y) any chemicals, materials, wastes or substances that are defined, regulated, determined or identified as toxic or hazardous in any Environmental Law.

II.1.11. No ERISA Plans or Labor IssuesII.1.11. No ERISA Plans or Labor Issues. Seller has no employee benefit plan. The Seller has not engaged in any unfair labor practices which could reasonably be expected to result in an adverse effect on the Assets. The Seller has no dispute with any of its existing or former employees, and there are no labor disputes or, to the knowledge of the Seller or any of the Members, any labor disputes threatened by current or former employees of the Seller.

II.1.12. Investigations; LitigationII.1.12. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller or any of the Members, threatened, nor has any governmental entity indicated to the Seller or any of the Members an intention to conduct the same. There is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller or any of the Members is a party or, to the knowledge of the Seller or any of the Members, might become a party which would adversely affect the Assets or the Buyers future conduct of the Businesses.

II.1.13. Absence of Certain Business PracticesII.1.13. Absence of Certain Business Practices. The Seller, nor any officer, employee or agent of the Seller, or any other person acting on behalf of the Seller, has not, directly or indirectly, within the past five years, given or agreed to give any material gift to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable conduct of the Businesses or the profitable use of the Assets (or to assist the Seller in connection with any actual or proposed transaction). A gift will be considered material if it is worth more than $5,000.

II.1.14. SolvencyII.1.14. Solvency. The Seller is not presently insolvent, and the Seller will not be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term insolvent, with respect to the Seller, means that the sum of the present fair and saleable value of the Sellers assets does not and will not exceed its debts and other probable liabilities, and the term debts includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

II.1.15. Untrue StatementsII.1.15. Untrue Statements. This Agreement and all other agreements executed by the Seller or any of the Members and delivered to Buyer in connection with the transaction contemplated does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has also made available to Buyer true, complete and correct copies of all Contracts, documents concerning all litigation and administrative proceedings, Licenses, Permits, insurance policies, lists of suppliers and customers, and records relating principally to the Businesses and the Assets, and such information covers all commitments and liabilities of Buyer relating principally to the Businesses and the Assets, except for the Excluded Assets.

II.1.16. Finders FeeII.1.16. Finders Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller and the Members and their counsel directly with Buyer and its counsel, without the intervention of any other person as a result of any act of Seller or any of the Members in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finders fee or any similar payment.

II.1.17. TaxesII.1.17. Taxes. All taxes of the Seller with respect to the Assets and the Businesses for that period of time before the Effective Date, including any and all sales taxes, use taxes, and unemployment compensation taxes or personal property taxes, have been paid or will be paid by Seller.

II.2 General Representations and Warranties of BuyerII.2 General Representations and Warranties of Buyer. Buyer represents and warrants to the Seller and Members as follows:

II.2.1. Organization and Good StandingII.2.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary.

II.2.2. Agreement Authorized and its Effect on Other Obligations.II.2.2. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate, member and other action on the part of the Buyer, and this Agreement is the valid and binding obligation of the Buyer and enforceable (subject to normal equitable principals) against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under
(i) the charter or bylaws (or other organizational documents) of the Buyer, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Buyer is a party or by which the Buyer is bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Buyer is subject.

II.2.3. Consents and Approvals II.2.3. Consents and Approvals. No consent, approval or authorization of, or filing of a registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Buyer in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

II.2.4. Finders FeeII.2.4. Finders Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with the Seller and the Members and their counsel, without the intervention by any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finders fee or any similar payments.

                                   Article III

                                     Closing

Article III Closing III.1 Closing Date. Consummation of the sale and the purchase contemplated by this Agreement shall take place on the Effective Date at the offices of Lynch, Gallagher, Lynch & Martineau, P.L.L.C., 555 N. Main Street, Mt. Pleasant, Michigan.

III.1 Closing Date. Consummation of the sale and the purchase contemplated by this Agreement shall take place on the Effective Date at the offices of Lynch, Gallagher, Lynch & Martineau, P.L.L.C., 555 N. Main Street, Mt. Pleasant,
Michigan. III.2III.2 Duties of Seller and the Members at Closing. Contemporaneously with the performance by Buyer of its obligations to be performed at the Closing, Seller and each of the Members agree to, and shall deliver to Buyer at the Closing the following:

     (a) Bills of Sale conveying all of the Assets to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Assets, free and clear of any and all Encumbrances;

     (b) Duly endorsed Certificates of Title conveying from Seller to Buyer all of those Assets for which a Certificate of Title is issued or required by an applicable governmental entity sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in those Assets, free and clear of any and all Encumbrances;

     (c) Assignments conveying all of the Seller Permits, if any, to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Seller Permits, free and clear of any and all Encumbrances;

     (d) An Assignment of Contracts conveying all of the Contracts to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Contracts, free and clear of any and all Encumbrances;

     (e)  A legal opinion from Sellers  counsel in a form  acceptable to Buyer;
          and

     (f) Such other items that Buyer deems necessary or convenient to effect the transactions contemplated hereby.

III.3III.3 Duties of Buyer at Closing. Contemporaneously with the performance by Seller and each of the Members of their obligations to be performed at the Closing, Buyer agrees to, and shall deliver to Seller at the Closing the following:

     (a)  The Cash Consideration;

     (b)  A legal opinion from Buyers  counsel in a form  acceptable to Seller;
          and

     (c) Such other items that Seller deems necessary or convenient to effect the transactions contemplated hereby.

                                   Article IV

                              Additional Agreements

Article IV Additional Agreements IV.1 Noncompetition.

IV.1 Noncompetition. IV.1.1. IV.1.1. Noncompetition for Seller, Member-1 and Member-3. Except as otherwise consented to or approved in writing by Buyer, the Seller, Member-1 and Member-3 agree that for a period of sixty (60) months following the Effective Date, such party will not, directly or indirectly, acting alone or as a member of a partnership or a holder of, or investor in 5% or more of any security of any class of any corporation or other business entity
(i) in the States of Michigan, Indiana, Ohio, Pennsylvania, West Virginia or New York engage in the Business of Seller as it existed on or before the Effective Date or perform water hauling services; (ii) request any present customers or suppliers of the Seller or Buyer (or any affiliate of Buyer) to curtail or cancel their business with Buyer (or any of Buyers affiliates); (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Buyer (or any of Buyers affiliates) or of the Seller or any details of their organization or business affairs which constitute confidential information; or
(iv) induce or actively attempt to influence any employee of Buyer (or any of Buyers affiliates) to terminate his employment. The Seller, Member-1 and Member-3 agree that if either the length of time or geographical area as set forth in this Section 4.1.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 4.1.1 are in addition to any other obligations that the Seller, Member-1 or Member-3 may have under the laws of any state requiring a corporation selling its assets (or a member of such corporation) to limit its activities so that the goodwill and business relations being transferred with such assets will not be materially impaired. The Seller, Member-1 and Member-3 further agree and acknowledge that Buyer does not have any adequate remedy at law for the breach or threatened breach by the Seller, Member-1, or Member-3 of the covenants contained in this
Section 4.1.1, and agree that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin the Seller, Member-1, or Member-3 from such breach or threatened breach. If any provisions of this Section 4.1.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Seller, Member-1, or Member-3 acknowledge that the covenants set forth in this Section 4.1.1 are being executed and delivered by such party in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged. Notwithstanding any other provision, Member-1 shall not be in violation of this Section 4.1.1 if he performs those services identified as permissible activity for Member-1 in
Section 4.1 of a certain Asset Purchase Agreement dated December 2, 1997, between the Buyer, and others, and White Rhino Drilling, Inc. and Member-1 in his role as the sole shareholder of White Rhino Drilling, Inc. Notwithstanding any other provision in this Agreement, Member-2 shall not be liable for any damages resulting from a breach of this Section 4.1.1 by Member-1 or Member-3.

IV.1.2. IV.1.2. Noncompetition for Member-2. Except as otherwise consented to or approved in writing by Buyer, Member-2 agrees that for a period of sixty (60) months following the Effective Date, Member-2 will not, acting alone or as a member of a partnership or a holder of, or investor in 5% or more of any security of any class of any corporation or other business entity (i) in the States of Michigan, Indiana, Ohio, Pennsylvania, West Virginia or New York engage in the business of operating workover rigs for itself or providing contract workover rig services and the services related thereto; (ii) request any present customers or suppliers of the Seller or Buyer (or any affiliate of Buyer) to curtail or cancel their business with Buyer (or any of Buyers affiliates); (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of Buyer (or any of Buyers affiliates) or of the Seller or any details of their organization or business affairs which constitute confidential information; or (iv) induce or actively attempt to influence any employee of Buyer (or any of Buyers affiliates) to terminate his employment. The Member-2 agrees that if either the length of time or geographical area as set forth in this Section 4.1.2 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this
Section 4.1.2 are in addition to any other obligations that Member-2 may have under the laws of any state requiring a corporation selling its assets (or a member of such corporation) to limit its activities so that the goodwill and business relations being transferred with such assets will not be materially impaired. Member-2 further agrees and acknowledges that Buyer does not have any adequate remedy at law for the breach or threatened breach by Member-2 of the covenants contained in this Section 4.1.2, and agrees that Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin Member-2 from such breach or threatened breach. If any provisions of this Section 4.1.2 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. Member-2 acknowledges that the covenants set forth in this Section 4.1.2 are being executed and delivered by such party in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged. Notwithstanding any other provision of this Agreement, Member-1 and Member-3 shall not be liable for any damages resulting from a breach of this Section 4.1.2 by Member-2.

IV.2 Hiring EmployeesIV.2 Hiring Employees. Schedule 4.2 hereto is a complete and accurate listing of all employees of the Seller that devote their full time and effort in the conduct of the Businesses (the Employees). Buyer shall have no liability or obligation with respect to any employee benefits of any Employee except those benefits that accrue pursuant to such Employees employment with Buyer on or after the Effective Date. Notwithstanding any other provision hereof, this Section 4.2 shall not be deemed to create any right or claim for the benefit of, and shall not be enforceable by, any person that is not a party to this Agreement.

IV.3 Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on Schedule
4.3 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594's in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the Effective Date.

IV.4 Name Change. The Seller shall, within ten (10) days from the Effective Date, caused to be filed (i) with the appropriate state office of the Sellers state of organization an amendment to the charter (or other applicable organization document) of the Seller changing the name of the Seller from its current name to a name that is not similar to such name, and (ii) with the appropriate authorities of the Sellers state of organization and any other states such documents as are required to effect such name change, including without limitation, amendments or withdrawals of certificates of authority to do business and assumed name filings. The Seller shall, within five (5) days from the date of its receipt of confirmation of such filings from the applicable state authorities, cause to be delivered to Buyer copies of all such confirmations. The Members shall take all steps necessary for the Seller to complete the obligations set forth in this Section 4.4.

IV.5 First Call.

IV.5.1. First Call for Member-2. For a period of sixty (60) months from the Effective Date, in the event that a First Call Party (defined below) intends to retain the services of a third party to provide contract workover rigs or the services related thereto anywhere in the States of Michigan, Indiana, Ohio, Pennsylvania, West Virginia or New York, such First Call Party shall, prior to retaining such third party, give Buyer (or, as applicable, Buyers affiliate), by delivery of appropriate notice (notice will be deemed "appropriate" if given by mail, telefacsimile, telephone or personally, as set forth on Schedule 4.5.1 hereto), the opportunity (the First Call) to offer to provide such services to such First Call Party. Should Buyer (or, as applicable, Buyers affiliate) offer to provide such services on terms and conditions no less favorable to such First Call Party than those offered by such third party, Buyer (or, as applicable, Buyers affiliate) and such First Call Party shall mutually agree on the specific terms, conditions and services to be performed by Buyer (or, as applicable, Buyers affiliate). If Buyer (or, as applicable, Buyers affiliate) cannot within 24 hours of receipt of such notice referred to above, in good faith offer the services on terms and conditions (including but not limited to price, quality, availability and timeliness of performance) no less favorable to such First Call Party than those offered by such third party (as well as provide written confirmation of such offer or commence performing such services within 72 hours of such offer), such First Call Party shall be free to retain such third party to perform such services as it shall see fit. In the event of a breach by a First Call Party of its obligations under this Section 4.5.1, Buyer shall be entitled to recover any profits lost as a result of such breach (in addition to all other available remedies). For the purposes of this Section
4.5.1 the term First Call Party means (i) the Member-2, and (ii) CMS NOMECO Oil & Gas Co. Member-2 covenants and agrees to cause all First Call Parties that are not parties hereto to comply with their obligations under this Section 4.5.1. A First Call Party shall not be obligated to give Buyer (or any of Buyers affiliates) the First Call (1) if the Buyer (or any of Buyers affiliates) in connection with performance of services provided under this Section 4.5.1 was unable to perform the services in a timely and good and workmanlike manner or has not reasonably performed in all material respects in the manner committed to when an offer was accepted for such First Call Party, as reasonably determined by such First Call Party, or (2) if the First Call Party does not have control over the selection process of the service provider, provided the First Call Party may not grant control to make such selection to another party for the sole purpose of avoiding its obligations under this Section 4.5.1, or (3) the First Call Party is not the operator of the well for which the services are required, or (4) in the event of an emergency involving public health, safety or welfare, or in an emergency to prevent, control or repair damages to First Call Partys property.

IV.5.2. First Call for Member-1. For a period of sixty (60) months from the Effective Date, in the event that a First Call Party (defined below) intends to retain the services of a third party to perform services for it anywhere in the States of Michigan, Indiana, Ohio, Pennsylvania, West Virginia or New York, to the extent those services were performed by Seller, S&R Cable, Inc. or White Rhino Drilling, Inc. for others prior to the Effective Date, such First Call Party shall, prior to retaining such third party, give Buyer (or, as applicable, Buyers affiliate), by delivery of appropriate notice, the opportunity (the First Call) to offer to provide such services to such First Call Party. Should Buyer (or, as applicable, Buyers affiliate) offer to provide such services on terms and conditions no less favorable to such First Call Party than those offered by such third party, Buyer (or, as applicable, Buyers affiliate) and such First Call Party shall mutually agree on the specific terms, conditions and services to be performed by Buyer (or, as applicable, Buyers affiliate). If Buyer (or, as applicable, Buyers affiliate) cannot within 24 hours of receipt of such notice referred to above, in good faith offer the services on terms and conditions (including but not limited to timeliness) no less favorable to such First Call Party than those offered by such third party, such First Call Party shall be free to retain such third party to perform such services as it shall see fit. In the event of a breach by a First Call Party of its obligations under this Section 4.5.2, Buyer shall be entitled to recover any profits lost as a result of such breach (in addition to all other available remedies). For the purposes of this Section 4.5.2 the term First Call Party means (i) the Member-1, (ii) any affiliate of Member-1, (iii) any other entity directly or indirectly controlled by any of the parties specified in clauses (i) and (ii) of this sentence and (iv) any other entity for which any of the parties specified in clauses (i) and (ii) make decisions regarding the choice of provider of services subject to the First Call. Member-1 covenants and agrees to cause all First Call Parties that are not parties hereto to comply with their obligations under this Section 4.5.2. A First Call Party shall not be obligated to give Buyer (or any of Buyers affiliates) the First Call (1) if the Buyer (or any of Buyers affiliates) in the past was unable to perform the services in a timely and good and workmanlike manner for such First Call Party, as reasonably determined by such First Call Party, or (2) if the First Call Party does not have control over the selection process of the service provider, provided the First Call Party may not grant control to make such selection to another party for the sole purpose of avoiding its obligations under this Section 4.5.2, or
(3) in the event of an emergency involving public health, safety or welfare.

IV.6 Possession of Tangible Personal Property and Inventories. Possession of the Assets shall be deemed to have passed from Seller to Buyer as of the Effective Date. Seller will notify Buyer of the location of the Tangible Personal Property and Inventories and all such Assets shall be located in the State of Michigan on the Effective Date.

IV.7 Proration of Expenses. The parties further agree that the following obligations shall be prorated as follows:

     (a) All utility charges incurred by Seller in the Businesses prior to the date of Closing shall be paid by Seller. The Buyer shall be responsible for the utility charges incurred by the Assets purchased by Buyer after the Effective Date.

     (b) The Seller shall pay a prorata share of the personal property taxes for the Assets sold by the Seller to Buyer for all years prior to the Closing and a prorata share of all such taxes for 1997, prorated to the Effective Date, in accordance with the standards of practice in Grand Traverse County, Michigan. If the actual taxes for the current year are not known as of the Effective Date, the apportionment of taxes shall be upon the basis of taxes for the immediate preceding year, provided that, if taxes for the current year are thereafter determined to be more or less than the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Buyer promptly shall adjust the proration of such taxes and Seller and/or Buyer, as the case may be, shall pay to the other any amount required as a result of such adjustment and as a covenant shall survive the Closing.

     (c) The Seller shall pay all taxes, whether federal, state or local, assessed against the Assets or the Businesses for that period of time prior to the Effective Date, including any and all sales taxes, use taxes, unemployment compensation taxes or taxes arising out of the fact that Seller hired employees.

     (d) The Seller shall pay all other costs or expenses arising out of the Assets or the Businesses prior to the Effective Date.

     (e) The Buyer shall pay all sales taxes and/or use taxes, if any, charged as a result of the transfer of title of any and all Assets from the Seller to Buyer with respect to this transaction.

     (f) The Buyer shall pay all costs or expenses arising out of the Assets or use of the Assets by Buyer after the Effective Date.

IV.8 Limitation on Liability of Member-2. In no event shall the liability of Member-2 to Buyer under any provisions of this Agreement exceed in the aggregate $660,000. Furthermore, in no event shall the liability of Member-2 to Seller, Member-1 and Member-3 under any provision of this Agreement exceed in the aggregate $660,000, inclusive of any payments to Buyer under any provisions of this Agreement.

IV.9 No Third Party Beneficiaries. The covenants, representations and warranties contained in this Agreement and any Schedules attached hereto are for the sole benefit of the parties to this Agreement and not for the benefit of any third party.

IV.10 Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.

                                    Article V

                                 Indemnification



<
Article V Indemnification V.1 Indemnification by the Seller and the MembersV.1 Indemnification by the Seller and the Members. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Seller and each of the Members shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders (collectively, the Buyer Indemnified Parties), against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys fees and expenses (collectively, the Damages) that any of the Buyer Indemnified Parties shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Seller or any of the Members to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller or any of the Members under this Agreement; and (ii) except to the extent the Damages are exacerbated by Buyer or Key, the Retained Liabilities. The indemnification obligations of Seller and Member-1 and Member-3 under this Section 5.1 shall not exceed the Purchase Price; provided, however, that the indemnification obligations of Seller and Member-1 and Member-3 under this Section 5.1 for Damages incurred or suffered which arise from or relate to the Retained Liabilities shall be unlimited in amount.

V.2 Indemnification by BuyerV.2 Indemnification by Buyer. In addition to any other remedies available to the Seller and the Members under this Agreement, or at law or in equity, Buyer shall indemnify, defend and hold harmless the Seller and each of the Members and their respective officers, directors, employees and agents (collectively, the Seller Indemnified Parties) against and with respect to any and all Damages that any of the Seller Indemnified Parties shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to the Seller or any of the Members by or on behalf of Buyer under this Agreement; and (ii) except to the extent the Damages arise out of a breach by Seller or Members of any of their respective representations, warranties or covenants contained herein, any Damages arising out of the use of the Assets by Buyer after the Effective Date.

V.3 Indemnification ProcedureV.3 Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under
Section 5.1 or 5.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the amount of the claim is not increased by the timing of, or failure to give such notice. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Article 5, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the amount of the claim is not increased by the timing of, or failure to give such notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.

                                   Article VI

                                  Miscellaneous
Article VI  Miscellaneous

VI.1  Survival  of  Representations,  Warranties  and
CovenantsVI.1 Survival of Representations, Warranties and Covenants.

VI.1.1. Survival of Representations, Warranties and Covenants for Member-2 and BuyerVI.1.1. Survival of Representations, Warranties and Covenants for Member-2 and Buyer. All representations and warranties made by Member-2 and Buyer to each other shall survive for twenty-four (24) months after the Effective Date, notwithstanding any investigation made by or on behalf of any such parties unless otherwise provided by this Agreement or applicable law, except that representations and warranties with respect to unpaid taxes shall survive for the period of the applicable statute of limitations with respect to any such taxes. All statements made by Member-2 or Buyer to each other contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive for the period of sixty (60) months despite any investigation made by any party hereto or on its behalf unless otherwise provided by this Agreement or applicable law. All covenants and agreements made by Member-2 and Buyer to each other shall survive as provided for in this Agreement.

VI.1.2. Survival of Representations, Warranties and Covenants for Seller, Member-1, Member-3 and BuyerVI.1.2. Survival of Representations, Warranties and Covenants for Seller, Member-1, Member-3 and Buyer. All representations and warranties made by the Seller, Member-1 or Member-3 and Buyer to each other shall survive for sixty (60) months after the Effective Date, notwithstanding any investigation made by or on behalf of any such parties unless otherwise provided by this Agreement or applicable law. All statements contained in any certificate, schedule, exhibit or other instrument made by Buyer, Member-1 or Member-3 and Seller to each other delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive for a period of sixty (60) months after the Effective Date despite any investigation made by any party hereto or on its behalf unless otherwise provided by this Agreement or applicable law.

VI.2 EntiretyVI.2 Entirety. This Agreement with attached Schedules embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

VI.3 Counterparts.VI.3 Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

VI.4 Notices and Waivers.VI.4 Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested:

                                   If to Buyer
--------------------------------------------------------------------------------

Addressed to:                          With a copy to:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WellTech Eastern, Inc.                 Steven W. Martineau
Two Tower Center, Twentieth Floor      Lynch, Gallagher, Lynch & Martineau, PLLC
East Brunswick, New Jersey 08816       555 N. Main Street, P.O. Box 446
Attn: General Counsel                  Mt. Pleasant, Michigan 48804-0446
Facsimile:  (908) 247-5148             Facsimile: (517) 773-2107

--------------------------------------------------------------------------------
                 If to any of the Sellers or any of the Members

--------------------------------------------------------------------------------

Addressed to:                        With a copy to:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Jeff Critchfield                     Michael Rhodes
1623 Northern Star Drive             Loomis, Ewert, Parsley, Davis & Gotting
Traverse City, Michigan 49686        232 S. Capitol Avenue, #1000
Facsimile: (616) 929-7110            Lansing, Michigan 48933-1525
                                     Facsimile: (517) 482-0555
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

VI.5 Captions.VI.5 Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

VI.6 Successors and Assigns.VI.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

VI.7 Severability.VI.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

VI.8 Applicable Law.VI.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Michigan.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Members have executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.

BUYER:

WELLTECH EASTERN, INC.

By:
Name: Francis D. John
Title: President

SELLER:

WELLCORPS, L.L.C.

By:
Name:
Title:

MEMBERS:


_________________________________
Jeff Critchfield


TERRA ENERGY, LTD.


_________________________________
By:


_________________________________
Brian Fries

                               SCHEDULE 1.1(a)

                           TANGIBLE PERSONAL PROPERTY


See Attachment.

                                 SCHEDULE 1.1(b)

                                   INVENTORIES


None.

                                 SCHEDULE 1.1(c)

                          SELLER INTELLECTUAL PROPERTY


None.

                                 SCHEDULE 1.1(d)

                                    CONTRACTS


None.

                                 SCHEDULE 1.1(e)

                                 SELLER PERMITS


The Company has no permits other than those occasionally needed to move rigs. Each permit is obtained on a day-to-day basis which are not included in the Assets.

                                 SCHEDULE 1.1(h)

                                 EXCLUDED ASSETS


Cash
Operating accounts receivable
Other accounts and notes from Jordan Exploration, White Rhino Management, Shareholders and other related parties
Prepaid expenses


See Attachment.

                                 SCHEDULE 2.1.7

                           SELLER FINANCIAL STATEMENT


See Attachment.

                                SCHEDULE 2.1.8(d)

                                CHANGE IN ASSETS


None.

                                  SCHEDULE 4.1

               INDIVIDUALS THAT WILL NOT BE EMPLOYED FOR ONE YEAR


See Attachment.

                                  SCHEDULE 4.2

                                    EMPLOYEES


None.

                                  SCHEDULE 4.3

                          ALLOCATION OF PURCHASE PRICE


Covenant Not to Compete: $1.00
Goodwill:                $1.00
All other Assets:        Balance of Purchase Price

                                 SCHEDULE 4.5.1

                               APPROPRIATE NOTICE


Notice may be given to Tony Barber: Telephone (616) 258-6030; Facsimile (616) 258-8021, or to Royce Thomas: Telephone (616) 258-6027; Facsimile (616) 258-8021.

WellTech Eastern, Inc. shall have a right to change the above information by providing written notice of such changed information to Terra Energy, Ltd. or CMS NOMECO Oil & Gas Co.